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                                                                    EXHIBIT 99.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-Q of Ascential Software Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Peter Gyenes, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of his knowledge and belief that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             Dated: May 15, 2003

                                             /s/ Peter Gyenes
                                             -----------------------------------
                                             Peter Gyenes
                                             Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to Ascential Software Corporation and will be retained by Ascential Software Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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         In connection with the quarterly report on Form 10-Q of Ascential
Software Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert C. McBride, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of his knowledge and belief that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             Dated: May 15, 2003

                                             /s/ Robert C. McBride
                                             -----------------------------------
                                             Robert C. McBride
                                             Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Ascential Software Corporation and will be retained by Ascential Software Corporation and furnished to the Securities and Exchange Commission or its staff upon request.